IN THE HIGH COURT OF JUSTICE            Case No. 1998 S No. 162

QUEENS BENCH DIVISION

IN THE OXFORD DISTRICT REGISTRY


BETWEEN:-


                              SCARICO (UK) LIMITED

                                                       Plaintiff

                                       AND

                           ALCOHOL SENSORS EUROPE PLC

                                                       Defendant


                                      ORDER



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UPON an Application made by the parties Solicitors

AND UPON the Plaintiff and Defendants agreeing to the terms of compromise set forth in the Schedule hereto and consenting to this Order

IT IS ORDERED that all further proceedings in this action be stayed save for the purpose of carrying out this Order and the said terms into effect and for that purpose the parties are at liberty to apply.

                                  THE SCHEDULE

          1.1 In this Schedule where the context so admits the following expression shall bear the following meanings:

          Scarico (UK) Ltd                  means the Plaintiff

          Alcohol Sensors Europe PLC        means the Defendant

          Mr Ghazarian                      means Mr. Michael Ghazarian of Unit
                                             1B Saxeway Business Centre,
                                             Chesham, Bucks HPS 2SH

          ASI                               means Alcohol Sensors International,
                                             Ltd of 11 Oval Drive,
                                             Islandia, New York  11722, USA

          Share Options                     means share options to be allocated
                                             and issued by ASI to Mr. Ghazarian
                                             as set out in the Schedule attached
                                             to this Order

          Baker Tilley                      means the auditors of ASE

          DVSS                              means  Digital  Vehicle  Security
                                             Systems Ltd

          1.2 Upon receipt of a sealed copy of this Order the parties agree that-

          1.3 The Defendant agrees to make payment on August 11th 1998 in accordance with and provided that the arrangements herein have been complied with to the Plaintiff and Mr. Ghazarian (via their solicitors) in the total sum of US$75,000.00 to be paid in UK Pound Sterling (to be converted using the exchange rate of Lloyds Bank Plc as at 11th August 1998) and to be paid by the Defendants solicitors to the Plaintiffs solicitors by telegraphic transfer.

          1.4 In respect of the Sens-O-Lock finished goods held by the Plaintiff, the Plaintiff Michael Ghazarian and DVSS have not harmed or damaged and will not interfere with, or harm or damage the finished goods, which have been sealed by the Defendants appointed representative, in the Plaintiff, Mr Ghazarian or DVSS possession as at 24th June 1998, the date of the said inspection, and the Plaintiff, Mr. Ghazarian and DVSS jointly and severally represent that the Sens-O-Lock finished goods are still in good working order.

          1.5 In respect of the Sens-O-Lock inventory of parts and WeatherEye inventory of parts and finished goods, the Plaintiff, Michael Ghazarian and DVSS represent they are as received form the manufacturer and/or distributor and where the Plaintiff, Mr Ghazarain or DVSS were the manufacturer or distributor then as received from the manufacturer or distributor immediately proceeding them, and that no harm has been caused to any of the finished goods and/or parts with intention of causing the said parts to fail and the said finished goods and parts are still in good working order.

          2. Mr Ghazarian represents that he has no knowledge of the fate or whereabouts of any alleged missing items of equipment, including the facsimile machine, copier, printer, scanner and computer.

          3. The Plaintiff, Mr Ghazarian, DVSS, ASI and ASE agree to deliver executed General Releases forthwith, in the form of the Release and Settlement Agreement and Supplemental Release Agreement as attached to this Order.

          4. Mr Ghazarian will transfer all 10,000 shares in ASE originally issued to him and does represent that he has the legal capacity to sell or assign them free and clear of all liens and encumbrances and agrees to execute a Stock Transfer Form and a share certificate in respect of this shareholding. In consideration of which the Defendant agrees to pay Mr Ghazarian the sum of BP2,500.00 to be paid by the Defendants solicitors immediately to Mr Ghazarian's solicitors on receipt of the Stock Transfer Form and share certificate, each duly executed, as full and final settlement of any and all claims relating to Mr. Ghazarian's shareholding in the Defendant.

          5. The Plaintiff, Mr Ghazarian and DVSS will release to ASE or its agent or appointed representative or authorized carrier all ASE's products as held by any of them, including but not limited to WeatherEye and Sens-O-Lock finished goods and inventory subject to clause 1.4 and 1.5 hereof.

          6. The Plaintiff and DVSS, agree that payment of US $10,000.00 from the payment referred to in clause 1.3 herein, be in full and final settlement of any and all causes of action which the Plaintiff and DVSS may have against ASE or ASI or any of its Directors, Officers, Employees, Consultants, Agents, Shareholders, past or present of ASE or ASI, whether in the UK, USA or anywhere in the world.

          7. Mr Ghazarian agrees that payment of US $65,000.00 from the payment referred to in clause 1.3 herein, be in full and final settlement of any and all causes of action which Mr Ghazarian may have against the Defendant, ASI or any of its Directors, Officers, Employees, Consultants, Agents, Shareholders, past or present of ASE or ASI, whether in the UK, USA or anywhere in the world.

          8. The Defendant, ASI and their Directors agree that the payments referred to in clauses 6. and 7. herein, will be in full and final settlement of any and all causes of action which they may have against the Plaintiff, Mr. Ghazarian, DVSS or any of the Directors, Officers, Employees, Consultants, Agents, Shareholders, past or present of the Plaintiff or DVSS whether in the United Kingdom, USA or anywhere in the world.

          9. The Plaintiff, Mr Ghazarian and DVSS will assign all worldwide intellectual property and patent rights with respect to and including but not limited to the Sens-O-Lock trade mark to ASI forthwith.

          10. ASI will provide an executed Share Option Agreement for the provision of an additional 200,000 share options in ASI, to Mr Ghazarian forthwith, in the form provided as attached to this Order.

          11. ASI agrees to make payment forthwith to Mr Ghazarian, the sum of US $5,000.00 (via his solicitor) as payment in lieu of 22,500 shares of common stock in ASI owed to Mr. Ghazarian by ASI for services rendered and agrees to the cancellation forthwith of 22,500 options to purchase ASI Common Stock relating thereto.

          12. Mr Ghazarian agrees to provide reasonable assistance to Baker Tilley during a period of 10 working days during the period that the audit of the Defendant is carried out, immediately after the entry of the Order herein.

          13. The Plaintiff, Mr Ghazarian and DVSS agree to deliver up all books and records, relating to ASI or the Defendant, in their possession, custody or control, to ASI's duly appointed representative. They further represent that they have no knowledge of books or records of the Defendant or ASI in the possession, custody or control of any other person or entity.

          14. Each party do represent that they have the legal authority to enter into this Agreement.

          15. Mr Ghazarian agrees that he will not compete nor act as a representative, distributor, agent, employee or become a director, officer or consultant, partner or 10% equity holder in any company which shall compete or attempt to compete with ASI or ASE, in the manufacture or sale of the products of ASI or ASE ie. Breath Alcohol Ignition Interlock devices and vehicle headlight management systems without limitation or similar products in the UK or throughout the world for a period of three years from January 1, 1998.

          16. Mr Ghazarian, the Plaintiff, DVSS, ASE, ASI the Directors of the Plaintiff and DVSS and the Directors of ASI agree that the terms of this Order should be regarded as confidential between the parties, save for such disclosure as may be necessary to government agencies or government regulated bodies of ASI or ASE so as to permit proper and due disclosure of information necessary to the proper regulation and records of these companies.

          17. All arrangements are to completed hereunder no later that by the close of business on 13th August 1998.

          18.  There  be  liberty  for  either party to apply for further Order.

          19. The Defendant agrees to pay the Plaintiff, Mr Ghazarian and DVSS (via their solicitors) the total sum of BP3,000.00 forthwith, as contribution towards the Plaintiff's costs and payment shal be in full and final settlement of any such claim for costs.


Dated the 11th day of August 1998



        Signed /s/ Brethertons Auld & Jardine      Signed /s/ Doberman Horsman

               BRETHERTONS AULD & JARDINE                 DOBERMAN HORSMAN
               30 High Street                             College Chambers
               Banbury                                    92/94 Borough Road
               Oxon OX16 8ER                              Middlesborough TS1 2HL

        For and on behalf of the                   For and on behalf of
        Plaintiff, DVSS and                        the Defendant, ASI and the
        Mr. Ghazarian                              Directors of ASI

                        RELEASE AND SETTLEMENT AGREEMENT

          This Release and Settlement Agreement ("Agreement") is entered as of 13 August, 1998, by and between ALCOHOL SENSORS INTERNATIONAL LTD. and ALCOHOL SENSORS EUROPE PLC, the Defendant herein, and their Directors, Officers and Affiliates, and all others, whether a party to the action herein or not and including those recited in the terms of the Tomlin Order of the Court entered on the 13th day of August, 1998 and MICHAEL GHAZARIAN, DIGITAL VEHICLE SECURITY SYSTEMS LTD. and SCARICO (UK) Ltd the Plaintiff herein, and their Directors, Officers and Affiliates, to include but not limited to, Michael Ghazarian, Digital Vehicle Security Systems and any others.

                                    RECITALS

          1. SCARICO (UK) LTD. is the Plaintiff in an action against Alcohol Sensors Europe PLC, which action is currently pending before the Court.

          2. The parties hereto wish mutually to compromise, resolve and settle their disputes and claims raised in the Action and generally to effect a dismissal of the said Action, without the necessity of incurring the extensive costs of trial, and to do so without making any admission as to the truth, or lack thereof, of any allegation of any party in the Action and without making any admission whatsoever of liability on the part of either party hereto or any other individuals or corporations in whatsoever capacity, and which liability is expressly denied.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Dismissal of Action. Upon receipt by the Defendant's Solicitors of this Agreement and the Supplemental Release signed by all parties thereto, and upon receipt by SCARICO (UK) LTD. DVSS and MICHAEL GHAZARIAN'S solicitors of the payment of US $75,000.00, and other payments, pursuant to the Tomlin Order herein, the parties shall forthwith cause to be submitted to the Court for approval and entry, a dismissal of the said Action with costs agreed under the terms of the Order herein.

          2.   Releases.

          (a) SCARICO (UK) LTD., the Plaintiff herein, together with Michael Ghazarian, Digital Vehicle Security Systems Ltd and all Directors, Officers, Agents and Employees of SCARICO (UK) LTD. and/or Digital Vehicle Security Systems Ltd hereby release forever Alcohol Sensors (Europe) PLC, Alcohol Sensors International, Ltd., any and all Directors, Officers, Agents, Employees, Consultants or Shareholders past or present, in whatsoever capacity and wheresoever performed against all of the foregoing from any and all claims, demands, actions, causes of action and/or claims for relief of any and all kinds whatsoever which ever had, now has, may have and/or claim or may claim to have, whether known or unknown and/or whether ascertainable at this time, except for any and all obligations of the parties in the performance of their obligations under the Tomlin Order herein and under this Agreement and Supplemental Release, and this Release shall be unlimited in time from the beginning of the world to the date of this Release.

          (b) ALCOHOL SENSORS EUROPE PLC, the Defendant herein, together with Alcohol Sensors International, Ltd. and all Directors, Officers, Agents and Employees of ALCOHOL SENSORS EUROPE PLC and/or Alcohol Sensors International, Ltd, hereby release forever Scarico (UK) Ltd, Michael Ghazarian and Digital Vehicle Security Systems Ltd., any and all Directors, Officers, Agents and Employees, past or present, in whatsoever capacity and wheresoever performed against all of the foregoing from any and all claims, demands, actions, causes of action and/or claims for relief of any and all kinds whatsoever which ever had, now has, may have and/or claim or may claim to have, whether known or unknown and/or whether ascertainable at this time, except for any and all obligations of the parties in the performance of their obligations under the Tomlin Order herein and under this Agreement and Supplemental Release, and this

Release shall be unlimited in time from the beginning of the world to the date of this Release.

          3. Survival. The obligations and agreements of the parties hereto in and/or under this Agreement shall survive the execution of this Agreement.

          4. Amendment. This Agreement may be amended, altered or terminated in whole or in part only by a writing signed by all of the parties hereto.

          5. Heirs and Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns. Other than expressly provided for in this Agreement, There shall be no third-party beneficiaries of this Agreement. The parties hereto agree for themselves and for their respective heirs, executors, administrators, representatives, successors and assigns, to execute and deliver any and all documents and/or instruments and/or to do any and all other acts and/or deeds which may be necessary or convenient to carry out the purpose and intent of this Agreement.

          6. Entire Agreement. This Agreement in conjunction with the Supplemental Release and the Tomlin Order embodies the entire understanding of the parties hereto with respect to the subject matter set forth herein. There are no promises, terms, conditions or obligations other than those expressly contained herein, furthermore, this Agreement shall supersede all previous communications, representation or agreements, either verbal or written, between the parties regarding the subject matter set forth herein. Without limiting the foregoing, no letter, telegram, or other communication passing between the parties hereto concerning any matter during the negotiation of this Agreement, shall be deemed to be a part of this Agreement, nor shall it have the effect of modifying or adding to this Agreement.

          7. Notices. Any and all notices and other communications necessary or desirable to be served hereunder shall be either personally delivered or sent by telecopy, prepaid same-day or overnight delivery service, proof of delivery requested, or registered mail, postage prepaid, addressed as follows:

          a.   If to Michael Ghazarian, or
               Digital Vehicle Security Systems Ltd., or
               Scarico (UK) Ltd, any Directors, Officers, Employers, or Agents thereof

               Scarico (UK) Ltd
               Saxeway Business Centre
               Chartridge Lane
               Chesham, Bucks
               HP5 2SH

               With a copy to:

               Brethertons, Auld and Jardine
               30 High Street
               Banbury, Oxon
               OX16 8ER

          b. If to Alcohol Sensors Europe PLC, Alcohol Sensors International Ltd., any Directors, Officers, Employees or Agents thereof:

               Alcohol Sensors International Ltd.
               11 Oval Drive
               Islandia, NY  11722 USA

               With a copy to:

               Walter and Haverfield, P.L.L.
               1300 Terminal Tower
               Cleveland, Ohio  44113 USA
               Attention:  David Silk

               With a copy to:

               Doberman Horsman
               College Chambers
               92/94 Borough Road
               Middlesborough, UK

or to such address or addresses as any party may designate from time to time in a written notice served upon the other parties in accordance herewith. Any notice sent as hereinabove provided shall be deemed delivered upon receipt or refusal of delivery, except in the case of registered mail which shall be deemed delivered on the third (3rd) business day next following the postmark date which it bears.

          8. Incorporation of Recitals and Preamble. The preamble and the Recitals set forth above are hereby incorporated herein as though the same were fully set forth herein.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the date and at the place first set forth.


                                  /s/ Michael Ghazarian
                         Michael Ghazarian for an on behalf of SCARICO (UK)


                         ------------------------------------------
                         Corporate Seal of SCARICO (UK) LTD


                                  /s/ Michael Ghazarian
                         Michael Ghazarian for an on behalf of Digital Vehicle Security Systems Ltd.


                         ------------------------------------------
                         Corporate Seal of Digital Vehicle Security Systems Ltd.


                                  /s/ Michael Ghazarian
                         Michael Ghazarian


                                  /s/ Joseph Lively
                         Joseph Lively for and on behalf of Alcohol Sensors Europe PLC

                         ------------------------------------------
                         Corporate Seal of Alcohol Sensors Europe PLC


                                  /s/ Joseph Lively
                         Joseph Lively for and on behalf of Alcohol Sensors International Ltd.


                         ------------------------------------------
                         Corporate Seal of Alcohol Sensors International Ltd.